DuPont de Nemours, Inc.	EXHIBIT 32.2

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Jeanmarie F. Desmond, Chief Financial Officer of DuPont de Nemours, Inc. (the “Company”), certify that:

1.
the Annual Report on Form 10-K of the Company for the year ended December 31, 2019 as filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JEANMARIE F. DESMOND
Jeanmarie F. Desmond
Chief Financial Officer
February 14, 2020